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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       August 21, 2007 (August 20, 2007)

                                  GASTAR EXPLORATION LTD.
                   (Exact Name of Registrant as Specified in Its Charter)

    ALBERTA, CANADA                  001-32714               38-3324634
(State or other jurisdiction        (Commission             (IRS Employer
   of incorporation)                File Number)          Identification No.)

                          1331 LAMAR STREET, SUITE 1080
                              HOUSTON, TEXAS 77010
                    (Address of principal executive offices)

                                 (713) 739-1800
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
          DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of Principle Operating Officer

     On August 20, 2007, Gastar Exploration Ltd. (the "Company") announced the appointment of Jeffrey C. Pettit to the executive officer position of Vice President and Chief Operating Officer. Mr. Pettit, age 50, has more than 28 years of experience in the natural gas and oil industry. Since 2001, he has held various positions at Dominion Exploration and Production, including General Manager-Gulf Coast Operations and Engineering, General Manager - Coalbed Methane, and Joint Interest Manager. Prior to joining Dominion, Mr. Pettit worked as a private engineering consultant for several independent natural gas and oil companies from 1999 until 2001. Previously, he held various operations, acquisitions and reservoir engineering management positions with Burlington Resources, LL&E, Inexco Oil Company and Pennzoil. There are no family relationships between Mr. Pettit and any director or other officer of the Company. Mr. Pettit holds a B.S. degree in Petroleum Engineering from Mississippi State University.

Compensation Terms

     On July 5, 2007, Mr. Pettit entered into a letter agreement with the Company to be effective August 21, 2007. This letter agreement set forth the terms of his employment. A copy to this letter agreement is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.

     Upon the commencement of his employment as Vice President and Chief Operating Officer, Mr. Pettit will receive a salary at the rate of $285,000 per year and 112,500 restricted common shares that will vest on each of the first three anniversaries of the commencement of his employment if he continues to be employed at those dates. If Mr. Pettit's employment is terminated by the Company without cause during the first two years of employment, he will receive a severance payment equaling one times his annual salary, plus vested options or restricted shares granted prior to termination. If Mr. Pettit's employment is terminated by the Company without cause after the second year of employment, he will receive a severance payment equaling one and one-half times his annual salary, plus vested options or restricted shares granted prior to termination.

     A copy of the press release issued by the Company on August 20, 2007 concerning the appointment of Mr. Pettit is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

    (d)   Exhibits

     The following is a list of exhibits filed herewith, except Exhibit 99.1, which is furnished herewith.

Exhibit No.                 Description of Document
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   10.1     Letter Agreement dated July 5, 2007, which sets forth the terms of the appointment of Jeffrey C. Pettit as Vice President and Chief Operating Officer of Gastar Exploration Ltd.
   99.1     Press release dated August 20, 2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GASTAR EXPLORATION LTD.


Date:  August 21, 2007          By: /s/  J. RUSSELL PORTER
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                                   J. Russell Porter
                                   President and Chief Executive Officer


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